Cash and cash equivalents	12 Months Ended
Dec. 31, 2018
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Cash and cash equivalents
6.	Cash and cash equivalents

	2018	2017
Short-term bank deposits—denominated in R$	235,488	611,254
Short-term bank deposits—denominated in US$	62,441	30,698

	297,929	641,952

Cash and cash equivalents in the statement of financial position comprise cash at banks and on hand and short-term deposits with a maturity of three months or less, which are subject to an insignificant risk of changes in value, readily convertible into cash.

Cash and cash equivalents are measured at fair value and classified as Level 1 under the fair value level hierarchy. See Note 27 for further details.